SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    July 7, 1999
                                                  ------------------


                             EIS International, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)


              0-20329                                    06-1017599
       -----------------------                 ---------------------------------
       (Commission File Number)                (IRS Employer Identification No.)


 555 Herndon Parkway, Herndon, Virginia                      20170
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


                                 (703) 326-6400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.

     By an Agreement of Amendment dated as of July 7, 1999 (the "Amendment"), EIS International, Inc. (the "Registrant") and BankBoston, N.A. as Rights Agent have amended the Rights Agreement dated as of May 16, 1997 (the "Rights Agreement"). The Rights Agreement contains a description and terms of the preferred stock purchase rights (the "Rights") which were the subject of a dividend declared by the Registrant's Board of Directors on May 16, 1997. Each of the Rights, issued as a dividend to Common Stockholders of record at the close of business on May 27, 1997, entitles the registered holder, under the terms and conditions described in the Rights Agreement, to purchase from the Registrant a unit consisting of one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value, at a purchase price of $20 in cash per unit, subject to adjustment. The Rights are not exercisable until the Distribution Date as described in the Rights Agreement. The Rights may be redeemed by action of the Board of Directors, at a price of $.01 per Right, and upon such action of the Board of Directors the Rights will terminate, as described in, and subject to the terms and conditions of, the Rights Agreement.

     The Rights Agreement contained certain provisions requiring that actions of the Board of Directors redeeming the Rights or taking certain other actions with respect to the Rights may be taken only if there are at least two Continuing Directors (as defined in the Rights Agreement) then in office and a majority of the Continuing Directors approve such action. The Rights Agreement also contained certain provisions to the effect that a tender offer meeting certain requirements, (a "Permitted Offer") would not cause the Rights to be exercisable. Such requirements included the provision that the offer be determined to be fair is to price and in the best interests of the Registrant and its stockholders by a majority of the members of the Board of Directors who are not officers of the Company nor representatives, nominees, Affiliates or Associates of an Acquiring Person (as such terms are defined in the Rights Agreement). The Amendment eliminates the provisions of the Rights Agreement relating to Continuing Directors and Permitted Offer.

     The Rights are further described in the Report of the Registrant on Form 8-K dated May 28, 1997, and in the Rights Agreement filed with the Securities and Exchange Commission as Exhibit 1 to the Registrant's Registration Statement on Form 8-A filed on May 28, 1997.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 7, 1999                             EIS INTERNATIONAL, INC.
                                                   (Registrant)



                                             By:   /s/James E. McGowan
                                                   --------------------------
                                                   James E. McGowan
                                                   President and
                                                   Chief Executive Officer

                                INDEX TO EXHIBITS




Exhibit
Number                     Description
-------                    -----------
  4.2                      Amendment, dated as of July 7, 1999, to Rights
                           Agreement, dated as of May 16, 1997, between the Registrant and BankBoston, N.A., as Rights Agent.